UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2010
Baker Hughes Incorporated
(Exact name of registrant as specified in charter)

Delaware	1-9397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2929 Allen Parkway, Houston, Texas	77019
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 439-8600
(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 2.03 Creation of a Direct Financial Obligation
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 7.01 Regulation FD Disclosure
Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-3.2
EX-4.4
EX-4.5
EX-4.6
EX-5.1
EX-23.2
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement.
          On April 28, 2010, Baker Hughes Incorporated (“Baker Hughes”), BSA Acquisition LLC, a Delaware limited liability company and a wholly owned subsidiary of Baker Hughes (“Merger Sub”), and BJ Services Company (“BJ Services”), executed and delivered to Wells Fargo Bank, National Association, as trustee (the “Trustee”), the Fourth Supplemental Indenture (the “Fourth Supplemental Indenture”) to the Indenture, dated as of June 8, 2006 (the “Indenture”), among BJ Services and the Trustee. Pursuant to the Fourth Supplemental Indenture, Merger Sub, upon consummation of the Merger (discussed below in Item 2.01), assumed all of the obligations of BJ Services in respect of (a) the 5.75% senior notes due 2011 (the “2011 Notes”) issued by BJ Services pursuant to the First Supplemental Indenture to the Indenture (the “First Supplemental Indenture”), dated as of June 8, 2006, among BJ Services and the Trustee and (b) the 6.00% senior notes due 2018 (the “2018 Notes”) issued by BJ Services pursuant to the Third Supplemental Indenture to the Indenture (the “Third Supplemental Indenture”), dated as of May 19, 2008, among BJ Services and the Trustee. Also pursuant to the Fourth Supplemental Indenture, the Indenture was amended in order to provide that Baker Hughes unconditionally guarantee the performance of all obligations of Merger Sub with respect to the 2011 Notes and the 2018 Notes, including the full and punctual payment when due of the principal of and any premium or interest on the 2011 Notes and the 2018 Notes, whether at maturity or on an interest payment date, by acceleration, pursuant to an offer to purchase the notes or otherwise, and all amounts payable to the Trustee. Interest on the 2011 Notes and 2018 Notes is payable semi-annually in arrears. The 2011 Notes mature on June 1, 2011, and the 2018 Notes mature on June 1, 2018. The obligations of Merger Sub and Baker Hughes as guarantor under the 2011 Notes, the 2018 Notes and the Indenture may be accelerated upon the occurrence of certain customary events of default, including payment defaults, uncured defaults in the performance of certain covenants and agreements under the Indenture and bankruptcy and insolvency related defaults. As of April 28, 2010, there was $250 million in aggregate principal amount of the 2011 Notes outstanding and $250 million in aggregate principal amount of the 2018 Notes outstanding.
          The description of the 2011 Notes, the 2018 Notes and the guarantee described above is qualified in its entirety by reference to the full text of the Indenture, the First Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture attached hereto as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively.
Item 2.01 Completion of Acquisition or Disposition of Assets.
     On April 28, 2010, Baker Hughes announced that it had completed the previously announced acquisition of BJ Services. Pursuant to the terms and conditions of the Agreement and Plan of Merger (the “Merger Agreement”), by and among Baker Hughes, BJ Services and Merger Sub, dated as of August 30, 2009, BJ Services was merged with and into Merger Sub, with Merger Sub surviving the merger (the “Merger”).
     Pursuant to the Merger Agreement, Baker Hughes issued to BJ Services stockholders 0.40035 shares of Baker Hughes common stock, par value $1.00 per share, and paid $2.69 per share in cash for each outstanding share of BJ Services common stock. Based on the closing price of Baker Hughes common stock on April 27, 2010, the aggregate value of the merger consideration received by BJ Services stockholders was approximately $6.8 billion. The $6.8 billion consists of approximately $0.8 billion paid in cash and approximately $6.0 billion paid through the issuance of approximately 118 million shares of Baker Hughes common stock. As of April 28, 2010, Baker Hughes stockholders and BJ Services stockholders hold approximately 72.5% and 27.5%, respectively, of the combined company’s common stock outstanding (excluding shares issuable pursuant to outstanding options of other equity securities).
     The foregoing description of the Merger Agreement and the Merger is not complete and is qualified in it is entirety by reference to the Merger Agreement, which was filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 2.1 to Baker Hughes Current Report on Form 8-K filed with the SEC on August 31, 2009 and is incorporated into this Item 2.01 by reference.
Item 2.03 Creation of a Direct Financial Obligation.
     The information set forth under Item 1.01 above is hereby incorporated into this Item 2.03 by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     In connection with the Merger described in Item 2.01 of this Current Report on Form 8-K and pursuant to the terms of the Merger Agreement, the Board of Directors of Baker Hughes (the “Board”) has appointed two former directors of BJ Services, J.W. Stewart and James L. Payne, as members of the Board, effective April 28, 2010 following the Merger. Each director will serve until the date of the Baker Hughes 2011 annual meeting of stockholders, subject to re-election at such meeting, or until his earlier resignation or removal. As a result of such appointment, the total number of directors on the Board has increased to thirteen directors pursuant to the terms of the Baker Hughes’ Bylaws. The Board has waived the retirement age for James L. Payne for one year, pursuant to Baker Hughes’ Bylaws, which are attached hereto as Exhibit 3.2.
     Following is a brief biography of each director appointed on the Board in connection with the Merger:
     J.W. Stewart, age 65, served as Chairman of the Board of Directors, President and Chief Executive Officer of BJ Services Company from 1990 to 2010. Prior to 1990, Mr. Stewart held various management and staff positions with BJ Services Company and its predecessor company.
     James L. Payne, age 72, served as a director of BJ Services Company from 1999 to 2010. He has been Chairman and Chief Executive Officer of Shona Energy Company, Inc. since 2006 and its predecessor Shona Energy Company, LLC formed in January 2005. He served as Chairman,

President and Chief Executive Officer of Nuevo Energy Company from 2001 to 2004, Chairman and Chief Executive Officer of Santa Fe Energy from 1990 until May 1999, Chief Executive Officer and Chairman of Santa Fe Snyder Corporation from 1999 to 2000, Vice Chairman and a director of Devon Energy Corporation from 2000 to 2001. Mr. Payne is also a board member of Nabors Industries Ltd. and Global Industries, Ltd.
     The appointed directors will be compensated for their services on the Board in the same manner as the other Board members. Mr. Stewart will serve on the Executive Committee and Finance Committee, and Mr. Payne will serve on the Executive Committee.
     Baker Hughes will also enter into an Indemnification Agreement with each of Messrs. Stewart and Payne. The form of Indemnification Agreement to be entered into with each director was previously filed with the SEC as Exhibit 10.4 to Baker Hughes’ Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and is incorporated into this Item 5.02 by reference. The form of amendment to the Indemnification Agreement was previously filed with the SEC as Exhibit 10.4 to Baker Hughes’ Current Report on Form 8-K filed December 19, 2008 and is also incorporated into this Item 5.02 by reference.
     Baker Hughes assumed outstanding options previously issued by BJ Services, including those held by former employees and non-employee directors of BJ Services, to acquire shares of BJ Services common stock which following the merger are exercisable for shares of Baker Hughes common stock. Baker Hughes assumed the BJ Services Company 1995 Incentive Plan (as amended), the BJ Services Company 1997 Incentive Plan (as amended), the BJ Services 2000 Incentive Plan (as amended) and the Amended and Restated BJ Services Company 2003 Incentive Plan (as amended) (collectively, the “BJS Plans”). All of the BJS Plans were previously filed with the SEC and are incorporated into this Item 5.02 by reference.
     In connection with the closing of the Merger and as set forth in the Merger Agreement, Baker Hughes assumed outstanding options to buy BJ Services common stock under the BJS Plans and each such outstanding option will become an option to purchase a fixed number of shares of common stock of Baker Hughes at a fixed exercise price per share, all as set forth in an assumption agreement to be sent to each option holder. The fixed number of shares of common stock of Baker Hughes and the fixed exercise price per share shall be determined in accordance with Section 3.4 of the Merger Agreement. A form of each of the Baker Hughes Incentive Stock Option Agreement and the Baker Hughes Nonqualified Stock Option Assumption Agreement are attached hereto as Exhibits 4.5 and 4.6.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     The Board of Directors of Baker Hughes amended and restated the Bylaws of Baker Hughes effective as of April 28, 2010. The amended and restated Bylaws require the Board of Directors to consist of 13 directors. A copy of the amended and restated Bylaws is attached hereto as Exhibit 3.2.
Item 7.01 Regulation FD Disclosure.
      On April 28, 2010, Baker Hughes issued a news release announcing that Baker Hughes had completed its acquisition of BJ Services. The news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 8.01 Other Events.
     Baker Hughes intends to file a Registration Statement on Form S-8 and a prospectus supplement to its Form S-3 (File No. 333-159065) with the SEC in regard to the issuance of Baker Hughes common stock upon the exercise of options assumed under the BJS Plans. The opinion of William D. Marsh, Assistant Secretary and Deputy General Counsel, with respect to certain legal matters related to the issuance of Baker Hughes common stock is filed hereto as Exhibit 5.1. The consent of Deloitte & Touche LLP with respect to the incorporation into the Form S-3 (File No. 333-159065) by reference of their reports relating to the consolidated financial statements and financial statement schedule of Baker Hughes and the effectiveness of Baker Hughes’ internal control over financial reporting, appearing in Baker Hughes’ Annual Report on Form 10-K for the year ended December 31, 2009 is filed hereto as Exhibit 23.2.
Item 9.01. Financial Statements and Exhibits.
          (a) Financial Statements of Businesses Acquired.
          To the extent required by this item, financial statements of BJ Services will be filed as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report is required to be filed.
          (b) Pro Forma Financial Information.
          To the extent required by this item, pro forma financial information will be filed as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report is required to be filed.
          (d) Exhibits.
               2.1 – Agreement and Plan of Merger dated as of August 30, 2009, by and among Baker Hughes Incorporated, BJ Services Company and BSA Acquisition LLC (incorporated by reference to Exhibit 2.1 to Baker Hughes’ Current Report on Form 8-K filed on August 31, 2009).
               3.2* – Restated Bylaws of Baker Hughes Incorporated effective as of April 28, 2010.
               4.1 – Indenture, dated June 8, 2006, between BJ Services Company, as issuer, and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.1 to BJ Services’ Current Report on Form 8-K filed on June 12, 2006).
               4.2 – First Supplemental Indenture, dated June 8, 2006, between BJ Services Company, as issuer, and Wells Fargo Bank, N.A., as trustee, with respect to the 5.75% Senior Notes due 2011 (incorporated by reference to Exhibit 4.2 to BJ Services’ Current Report on Form 8-K filed on June 12, 2006).
               4.3 – Third Supplemental Indenture, dated May 19, 2008, between BJ Services Company, as issuer, and Wells Fargo Bank, N.A., as trustee, with respect to the 6% Senior Notes due 2018 (incorporated by reference to Exhibit 4.2 to BJ Services’ Current Report on Form 8-K filed on May 23, 2008).
               4.4* – Fourth Supplemental Indenture, dated April 28, 2010, between BJ Services Company, as issuer, BSA Acquisition LLC, Baker Hughes Incorporated and Wells

Fargo Bank, N.A., as trustee, with respect to the 5.75% Senior Notes due 2011 and the 6% Senior Notes due 2018.
               4.5* – Form of Incentive Stock Option Assumption Agreement.
               4.6* – Form of Nonqualified Stock Option Assumption Agreement.
               5.1* – Opinion of William D. Marsh regarding the BJ Services Company 1995 Incentive Plan, the BJ Services Company 1997 Incentive Plan, the BJ Services Company 2000 Incentive Plan and the Amended and Restated BJ Services Company 2003 Incentive Plan.
               10.1 – Form of Indemnification Agreement between Baker Hughes Incorporated and each of the directors and executive officers (filed as Exhibit 10.4 to Annual Report of Baker Hughes Incorporated on Form 10-K for the year ended December 31, 2003).
               10.2 – Form of Amendment to the Indemnification Agreement between Baker Hughes Incorporated and each of the directors and executive officers effective as of January 1, 2009 (filed as Exhibit 10.4 to Current Report of Baker Hughes Incorporated on Form 8-K filed December 19, 2008).
               10.3 – BJ Services Company 1995 Incentive Plan (filed as Exhibit 4.5 to BJ Services Company’s Registration Statement on Form S-8 (Reg. No. 33-58637) and incorporated herein by reference).
               10.4 – Amendments effective January 25, 1996, and December 12, 1996, to BJ Services Company 1995 Incentive Plan (filed as Exhibit 10.9 to BJ Services Company’s Annual Report on Form 10-K for the year ended September 30, 1996 (file no. 1-10570), and incorporated herein by reference).
               10.5 – Amendment effective July 22, 1999 to BJ Services Company 1995 Incentive Plan (filed as Exhibit 10.25 to BJ Services Company’s Annual Report on Form 10-K for the year ended September 30, 1999 (file no. 1-10570), and incorporated herein by reference).
               10.6 – Amendment effective January 27, 2000 to BJ Services Company 1995 Incentive Plan (filed as Appendix B to BJ Services Company’s Proxy Statement dated December 20, 1999 (file no. 1-10570) and incorporated herein by reference).
               10.7 – Amendment effective May 10, 2001 to BJ Services Company 1995 Incentive Plan (filed as Appendix B to BJ Services Company’s Proxy Statement dated April 10, 2001 and (file no. 1-10570) incorporated herein by reference).
               10.8 – Eighth Amendment effective October 15, 2001 to BJ Services Company 1995 Incentive Plan (filed as Exhibit 10.12 to BJ Services Company’s Annual Report on Form 10-K for the year ended September 30, 2001 (file no. 1-10570) and incorporated herein by reference).
               10.9 – Tenth Amendment effective December 5, 2008 to BJ Services Company 1995 Incentive Plan (filed as Exhibit 10.1 to BJ Services Company’s Quarterly Report on Form

10-Q for the quarterly period ended December 31, 2008 (file no. 1-10570) and incorporated herein by reference).
               10.10 – BJ Services Company 1997 Incentive Plan (filed as Appendix B to BJ Services Company’s Proxy Statement dated December 22, 1997 (file no. 1-10570) and incorporated herein by reference).
               10.11 – Amendment effective July 22, 1999 to BJ Services Company 1997 Incentive Plan (filed as Exhibit 10.26 to BJ Services Company’s Annual Report on Form 10-K for the year ended September 30, 1999 (file no. 1-10570) and incorporated herein by reference).
               10.12 – Amendment effective January 27, 2000 to BJ Services Company 1997 Incentive Plan (filed as Appendix C to BJ Services Company’s Proxy Statement dated December 20, 1999 (file no. 1-10570) and incorporated herein by reference).
               10.13 – Amendment effective May 10, 2001 to BJ Services Company 1997 Incentive Plan (filed as Appendix C to BJ Services Company’s Proxy Statement dated April 10, 2001 (file no. 1-10570) and incorporated herein by reference).
               10.14 – Fifth Amendment effective October 15, 2001 to BJ Services Company 1997 Incentive Plan (filed as Exhibit 10.17 to BJ Services Company’s Annual Report on Form 10-K for the year ended September 30, 2001 (file no. 1-10570) and incorporated herein by reference).
               10.15 – Eighth Amendment effective November 15, 2006 to BJ Services Company 1997 Incentive Plan (filed as Exhibit 10.3 to BJ Services Company’s Current Report on Form 8-K filed on December 13, 2006 and incorporated herein by reference).
               10.16 – Ninth Amendment effective October 13, 2008 to BJ Services Company 1997 Incentive Plan (filed as Exhibit 10.16 to BJ Services Company’s Annual Report on Form 10-K for the year ended September 30, 2008 (file no. 1-10570) and incorporated herein by reference).
               10.17 – Tenth Amendment effective December 5, 2008 to BJ Services Company 1997 Incentive Plan (filed as Exhibit 10.2 to BJ Services Company’s Quarterly Report for the quarterly period ended December 31, 2008 (file no. 1-10570) and incorporated herein by reference).
               10.18 – BJ Services Company 2000 Incentive Plan (filed as Appendix B to BJ Services Company’s Proxy Statement dated December 20, 2000 (file no. 1-10570) and incorporated herein by reference).
               10.19 – First Amendment effective March 22, 2001 to BJ Services Company 2000 Incentive Plan (filed as Exhibit 10.2 to BJ Services Company’s Registration Statement on Form S-8 (Reg. No. 333-73348) and incorporated herein by reference).

               10.20 – Second Amendment effective May 10, 2001 to BJ Services Company 2000 Incentive Plan (filed as Appendix D to BJ Services Company’s Proxy Statement dated April 10, 2001 (file no. 1-10570) and incorporated herein by reference).
               10.21 – Third Amendment effective October 15, 2001 to BJ Services Company 2000 Incentive Plan (filed as Exhibit 10.24 to BJ Services Company’s Annual Report on Form 10-K for the year ended September 30, 2001 (file no. 1-10570) and incorporated herein by reference).
               10.22 – Fifth Amendment effective November 15, 2006 to BJ Services Company 2000 Incentive Plan (filed as Exhibit 10.4 to BJ Services Company’s Current Report on Form 8-K filed on December 13, 2006 (file no. 1-10570) and incorporated herein by reference).
               10.23 – Sixth Amendment effective October 13, 2008 to BJ Services Company 2000 Incentive Plan (filed as Exhibit 10.22 to BJ Services Company’s Annual Report on Form 10-K for the year ended September 30, 2008 (file no. 1-10570) and incorporated herein by reference).
               10.24 – Seventh Amendment effective December 5, 2008 to BJ Services Company 2000 Incentive Plan (filed as Exhibit 10.3 to BJ Services Company’s Quarterly Report for the quarterly period ended December 31, 2008 (file no. 1-10570) and incorporated herein by reference).
               10.25 – Amended and Restated BJ Services Company 2003 Incentive Plan (filed as Appendix A to BJ Services Company’s Proxy Statement dated December 15, 2008 (file no. 1-10570) and incorporated herein by reference).
               10.26 – First Amendment to the Amended and Restated BJ Services Company 2003 Incentive Plan (filed as Exhibit 10.1 to BJ Services Company’s Quarterly Report for the quarterly period ended March 31, 2008 (file no. 1-10570) and incorporated herein by reference).
               23.1* – Consent of William D. Marsh (included in Exhibit 5.1).
               23.2* – Consent of Deloitte & Touche LLP.
               99.1* – News Release of Baker Hughes Incorporated dated April 28, 2010.

*	Filed herewith.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES INCORPORATED
Dated: April 28, 2010	By:	/s/ William D. Marsh
William D. Marsh
Assistant Secretary and Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 2.1	Agreement and Plan of Merger dated as of August 30, 2009, by and among Baker Hughes Incorporated, BJ Services Company and BSA Acquisition LLC (incorporated by reference to Exhibit 2.1 to Baker Hughes’ Current Report on Form 8-K filed on August 31, 2009).

Exhibit 3.2*	Restated Bylaws of Baker Hughes Incorporated effective as of April 28, 2010.

Exhibit 4.1	Indenture, dated June 8, 2006, between BJ Services Company, as issuer, and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.1 to BJ Services’ Current Report on Form 8-K filed on June 12, 2006).

Exhibit 4.2	First Supplemental Indenture, dated June 8, 2006, between BJ Services Company, as issuer, and Wells Fargo Bank, N.A., as trustee, with respect to the 5.75% Senior Notes due 2011 (incorporated by reference to Exhibit 4.2 to BJ Services’ Current Report on Form 8-K filed on June 12, 2006).

Exhibit 4.3	Third Supplemental Indenture, dated May 19, 2008, between BJ Services Company, as issuer, and Wells Fargo Bank, N.A., as trustee, with respect to the 6% Senior Notes due 2018 (incorporated by reference to Exhibit 4.2 to BJ Services’ Current Report on Form 8-K filed on May 23, 2008).

Exhibit 4.4*	Fourth Supplemental Indenture, dated April 28, 2010, between BJ Services Company, as issuer, BSA Acquisition LLC, Baker Hughes Incorporated and Wells Fargo Bank, N.A., as trustee, with respect to the 5.75% Senior Notes due 2011 and the 6% Senior Notes due 2018.

Exhibit 4.5*	Form of Incentive Stock Option Assumption Agreement.

Exhibit 4.6*	Form of Nonqualified Stock Option Assumption Agreement.

Exhibit 5.1*	Opinion of William D. Marsh regarding the BJ Services Company 1995 Incentive Plan, the BJ Services Company 1997 Incentive Plan, the BJ Services Company 2000 Incentive Plan and the Amended and Restated BJ Services Company 2003 Incentive Plan.

Exhibit 10.1	Form of Indemnification Agreement between Baker Hughes Incorporated and each of the directors and executive officers (filed as Exhibit 10.4 to Annual Report of Baker Hughes Incorporated on Form 10-K for the year ended December 31, 2003).

Exhibit No.	Description
Exhibit 10.2	Form of Amendment to the Indemnification Agreement between Baker Hughes Incorporated and each of the directors and executive officers effective as of January 1, 2009 (filed as Exhibit 10.4 to Current Report of Baker Hughes Incorporated on Form 8-K filed December 19, 2008).

Exhibit 10.3	BJ Services Company 1995 Incentive Plan (filed as Exhibit 4.5 to BJ Services Company’s Registration Statement on Form S-8 (Reg. No. 33-58637) and incorporated herein by reference).

Exhibit 10.4	Amendments effective January 25, 1996, and December 12, 1996, to BJ Services Company 1995 Incentive Plan (filed as Exhibit 10.9 to BJ Services Company’s Annual Report on Form 10-K for the year ended September 30, 1996 (file no. 1-10570), and incorporated herein by reference).

Exhibit 10.5	Amendment effective July 22, 1999 to BJ Services Company 1995 Incentive Plan (filed as Exhibit 10.25 to BJ Services Company’s Annual Report on Form 10-K for the year ended September 30, 1999 (file no. 1-10570), and incorporated herein by reference).

Exhibit 10.6	Amendment effective January 27, 2000 to BJ Services Company 1995 Incentive Plan (filed as Appendix B to BJ Services Company’s Proxy Statement dated December 20, 1999 (file no. 1-10570) and incorporated herein by reference).

Exhibit 10.7	Amendment effective May 10, 2001 to BJ Services Company 1995 Incentive Plan (filed as Appendix B to BJ Services Company’s Proxy Statement dated April 10, 2001 and (file no. 1-10570) incorporated herein by reference).

Exhibit 10.8	Eighth Amendment effective October 15, 2001 to BJ Services Company 1995 Incentive Plan (filed as Exhibit 10.12 to BJ Services Company’s Annual Report on Form 10-K for the year ended September 30, 2001 (file no. 1-10570) and incorporated herein by reference).

Exhibit 10.9	Tenth Amendment effective December 5, 2008 to BJ Services Company 1995 Incentive Plan (filed as Exhibit 10.1 to BJ Services Company’s Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2008 (file no. 1-10570) and incorporated herein by reference).

Exhibit 10.10	BJ Services Company 1997 Incentive Plan (filed as Appendix B to BJ Services Company’s Proxy Statement dated December 22, 1997 (file no. 1-10570) and incorporated herein by reference).

Exhibit 10.11	Amendment effective July 22, 1999 to BJ Services Company 1997 Incentive Plan (filed as Exhibit 10.26 to BJ Services Company’s Annual Report on Form 10-K for the year ended September 30, 1999 (file no. 1-10570) and incorporated herein by reference).

Exhibit No.	Description
Exhibit 10.12	Amendment effective January 27, 2000 to BJ Services Company 1997 Incentive Plan (filed as Appendix C to BJ Services Company’s Proxy Statement dated December 20, 1999 (file no. 1-10570) and incorporated herein by reference).

Exhibit 10.13	Amendment effective May 10, 2001 to BJ Services Company 1997 Incentive Plan (filed as Appendix C to BJ Services Company’s Proxy Statement dated April 10, 2001 (file no. 1-10570) and incorporated herein by reference).

Exhibit 10.14	Fifth Amendment effective October 15, 2001 to BJ Services Company 1997 Incentive Plan (filed as Exhibit 10.17 to BJ Services Company’s Annual Report on Form 10-K for the year ended September 30, 2001 (file no. 1-10570) and incorporated herein by reference).

Exhibit 10.15	Eighth Amendment effective November 15, 2006 to BJ Services Company 1997 Incentive Plan (filed as Exhibit 10.3 to BJ Services Company’s Current Report on Form 8-K filed on December 13, 2006 and incorporated herein by reference).

Exhibit 10.16	Ninth Amendment effective October 13, 2008 to BJ Services Company 1997 Incentive Plan (filed as Exhibit 10.16 to BJ Services Company’s Annual Report on Form 10-K for the year ended September 30, 2008 (file no. 1-10570) and incorporated herein by reference).

Exhibit 10.17	Tenth Amendment effective December 5, 2008 to BJ Services Company 1997 Incentive Plan (filed as Exhibit 10.2 to BJ Services Company’s Quarterly Report for the quarterly period ended December 31, 2008 (file no. 1-10570) and incorporated herein by reference).

Exhibit 10.18	BJ Services Company 2000 Incentive Plan (filed as Appendix B to BJ Services Company’s Proxy Statement dated December 20, 2000 (file no. 1-10570) and incorporated herein by reference).

Exhibit 10.19	First Amendment effective March 22, 2001 to BJ Services Company 2000 Incentive Plan (filed as Exhibit 10.2 to BJ Services Company’s Registration Statement on Form S-8 (Reg. No. 333-73348) and incorporated herein by reference).

Exhibit 10.20	Second Amendment effective May 10, 2001 to BJ Services Company 2000 Incentive Plan (filed as Appendix D to BJ Services Company’s Proxy Statement dated April 10, 2001 (file no. 1-10570) and incorporated herein by reference).

Exhibit 10.21	Third Amendment effective October 15, 2001 to BJ Services Company 2000 Incentive Plan (filed as Exhibit 10.24 to BJ Services Company’s Annual Report on Form 10-K for the year ended September 30, 2001 (file no. 1-10570) and incorporated herein by reference).

Exhibit No.	Description
Exhibit 10.22	Fifth Amendment effective November 15, 2006 to BJ Services Company 2000 Incentive Plan (filed as Exhibit 10.4 to BJ Services Company’s Current Report on Form 8-K filed on December 13, 2006 (file no. 1-10570) and incorporated herein by reference).

Exhibit 10.23	Sixth Amendment effective October 13, 2008 to BJ Services Company 2000 Incentive Plan (filed as Exhibit 10.22 to BJ Services Company’s Annual Report on Form 10-K for the year ended September 30, 2008 (file no. 1-10570) and incorporated herein by reference).

Exhibit 10.24	Seventh Amendment effective December 5, 2008 to BJ Services Company 2000 Incentive Plan (filed as Exhibit 10.3 to BJ Services Company’s Quarterly Report for the quarterly period ended December 31, 2008 (file no. 1-10570) and incorporated herein by reference).

Exhibit 10.25	Amended and Restated BJ Services Company 2003 Incentive Plan (filed as Appendix A to BJ Services Company’s Proxy Statement dated December 15, 2008 (file no. 1-10570) and incorporated herein by reference).

Exhibit 10.26	First Amendment to the Amended and Restated BJ Services Company 2003 Incentive Plan (filed as Exhibit 10.1 to BJ Services Company’s Quarterly Report for the quarterly period ended March 31, 2008 (file no. 1-10570) and incorporated herein by reference).

Exhibit 23.1*	Consent of William D. Marsh (included in Exhibit 5.1).

Exhibit 23.2*	Consent of Deloitte & Touche LLP.

Exhibit 99.1*	News Release of Baker Hughes Incorporated dated April 28, 2010.

*	Filed herewith.